SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

[X]  Filed by the Registrant
[ ]  File by a Party other than the Registrant

Check the appropriate box:
[X]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e) (2))
[ ]  Definitive Additional Materials
[ ]  Definitive Proxy Statement
[ ]  Soliciting Material Pursuant to sec.240.14a-11 (c) or sec.240.14a-12

                          RECONDITIONED SYSTEMS, INC.
                (Name of Registrant as Specified in Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
     Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1) Title of each class of securities to which transaction applies:

     (2) Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     (4) Proposed maximum aggregate value of transaction:

     (5) Total fee paid: $

        Fee paid previously with preliminary materials.

        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.[ ]
        (1)     Amount Previously Paid:
        (2)     Form, Schedule or Registration Statement No.:
        (3)     Filing Party:
        (4)     Date Filed:

                           RECONDITIONED SYSTEMS, INC.

                                444 WEST FAIRMONT
                              TEMPE, ARIZONA 85282

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD AUGUST 14, 1998

To the Stockholders of Reconditioned Systems, Inc.:

         The 1998 Annual Meeting of the Stockholders of Reconditioned Systems, Inc., an Arizona corporation (the "Company"), will be held at Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282, on Friday, August 14, 1998 at 8:00 a.m., Mountain Standard Time, for the following purposes:

         1. To elect four directors to the Board of Directors;

         2. To consider and act upon a proposal to ratify the appointment of Semple & Cooper, PLC as the Company's independent public accountants for the fiscal year ending March 31, 1999; and

         3. To transact such other business as may properly come before the meeting.

         Only Stockholders of record at the close of business on June 19, 1998 are entitled to notice of and to vote at the Annual Meeting. Holders of Common Stock as of such date are entitled to vote on all of the above proposals. Shares can be voted at the meeting only if the holder is present or represented by proxy. A list of Stockholders entitled to vote at the Annual Meeting will be open for inspection at the Annual Meeting and will be open for inspection at the office of Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282 during ordinary business hours for ten days prior to the meeting.

         IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS MEETING. TO ASSURE YOUR REPRESENTATION AT THE MEETING, PLEASE COMPLETE, DATE, SIGN AND PROMPTLY MAIL THE ENCLOSED PROXY CARD IN THE ACCOMPANYING ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                                       By Order of the Board of Directors,

                                       Dirk D. Anderson, Secretary

Tempe, Arizona
July 1, 1998

                                 PROXY STATEMENT
                                       OF
                           RECONDITIONED SYSTEMS, INC.
                                444 WEST FAIRMONT
                              TEMPE, ARIZONA 85282

                        ---------------------------------

                               GENERAL INFORMATION

         This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Reconditioned Systems, Inc., an Arizona corporation (the "Company"), of proxies for use at the 1998 Annual Meeting of Stockholders to be held on August 14, 1998, at 8:00 a.m., Mountain Standard Time. The Annual Meeting will be held at Reconditioned Systems, Inc., 444 West Fairmont, Tempe, Arizona 85282.

         This Proxy Statement and the accompanying form of proxy are being first mailed to Stockholders on or about July 1, 1998. The Stockholder giving the proxy may revoke it at any time before it is exercised at the meeting by: (i) delivering to the Secretary of the Company a written instrument of revocation bearing a date later than the date of the proxy; (ii) duly executing and delivering to the Secretary a subsequent proxy relating to the same shares; or
(iii) attending the meeting and voting in person (attendance at the meeting will not in and of itself constitute revocation of a proxy). Any proxy which is not revoked will be voted in accordance with the recommendations of the Board of Directors as to such items. The proxy card gives authority to the proxies to vote shares in their discretion on any other matter properly presented at the Annual Meeting.

         Proxies will be solicited from the Company's Stockholders by mail. The Company will pay all expenses in connection with the solicitation, including postage, printing and handling, and the expenses incurred by brokers, custodians, nominees and fiduciaries in forwarding proxy material to beneficial owners. It is possible that directors, officers and regular employees of the Company may make further solicitation personally or by telephone, telegraph or mail. Directors, officers and regular employees of the Company will receive no additional compensation for any such further solicitation.

         Only holders (the "Stockholders") of the Company's Common Stock, no par value (the "Common Stock") at the close of business on June 19, 1998 (the "Record Date"), are entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, there were 1,473,950 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be considered at the Annual Meeting. A majority of the outstanding shares of Common Stock, present in person or represented by proxy at the Annual Meeting, will constitute a quorum for the transaction of business at the Annual Meeting.

         The affirmative vote of holders of a plurality of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of election of directors pursuant to Proposal One. The affirmative vote of holders of a majority of the outstanding shares of Common Stock of the Company entitled to vote and present in person or by proxy at the Annual Meeting is required for approval of Proposals Two and Three. Votes that are withheld will have the effect of a negative vote. Abstentions may be specified on all proposals except Proposal One relating to the election of directors. Abstentions are included in the determination of the number of shares represented for a quorum. Abstentions will have the effect of a negative vote on a proposal. Broker non-votes are not counted for purposes of determining whether a quorum is present or whether a proposal has been approved. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee. Stockholders voting on the election of directors may cumulate their votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the Stockholder's shares are entitled, or may distribute their votes on the same principle among as many candidates as being solicited. In order to cumulate votes, at least one Stockholder must announce, prior to the casting of votes for the election of directors, that he or she intends to cumulate votes. Proxies will be tabulated by the Company with the assistance of the Company's transfer agent. The Company will, in advance of the Annual Meeting, appoint one or more Inspectors of Election to count all votes and ballots at the Annual Meeting and make a written report thereof.

SECURITY OWNERSHIP OF  CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information, as of June 19, 1998, with respect to the number of shares of the Company's equity securities beneficially owned by individual directors, by all directors and officers of the Company as a group and by persons known by the Company to own more than 5% of the Company's Common Stock.
                                                                      Percent
                  Name and Address of                Common              of
                    Beneficial Owner                 Shares            Total**
                    ----------------                 ------            -------

                  Granite Capital                    331,117           18.7%
                  126 East 56th Street
                  25th Floor
                  New York, NY 10022

                  Scott W. Ryan                      304,929*          17.2%
                  111 Presidential Boulevard
                  Suite 246
                  Bala Cynwyd, PA 19004

                  Dirk Anderson                      150,750*           8.5%
                  444 W. Fairmont
                  Tempe, AZ 85282

                  Wayne Collignon                    150,017*           8.4%
                  444 W. Fairmont
                  Tempe, AZ 85282

                  E. & W. Zachs Partnership          144,443            8.1%
                  40 Woodland Street
                  Hartford, CT 06105

                  Warren Palitz                       89,548            5.1%
                  328 Euclid Avenue
                  Haddonfield, NJ 08033

                  All directors and officers as      605,696**         34.2%
                  a group (three persons)

         -------------

         * Includes options to purchase 100,000 shares that are presently exercisable.
         ** Includes options to purchase 300,000 shares that are presently exercisable.

                                  PROPOSAL ONE
                              ELECTION OF DIRECTORS

NOMINEES

         The Board of Directors currently consists of four members holding seats to serve as members until the next Annual Meeting of Stockholders or until their respective successors are duly elected and qualified, unless they earlier resign or are removed from office. The Company's Articles of Incorporation presently provide for a Board of Directors of not less than three (3) nor more than nine
(9) in number, with the exact number to be fixed as provided by the Company's Bylaws. The term of office of all current directors will expire at the 1998 Annual Meeting of Stockholders.

         On May 8, 1998, the Company's Board of Directors nominated Messrs. Wayne R. Collignon, Dirk D. Anderson, and Scott W. Ryan and Ms. Susan J. Zinga for election to the Board of Directors. Each of the nominees is currently serving as a director and has no family relation to any of the other nominees. A brief description of the business experience of each nominee is set forth below in the table under the heading "Directors and Executive Officers." UNLESS OTHERWISE INSTRUCTED, THE PERSONS NAMED IN THE ACCOMPANYING PROXY WILL VOTE FOR THE ELECTION OF SUCH NOMINEES. All of the nominees have consented to being named herein and have indicated their intention to serve if elected. If for any reason any nominee should become unable to serve as a director, the accompanying proxy may be voted for the election of a substitute nominee designated by the Board of Directors.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF
                             EACH OF THE NOMINEES.

DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth certain information with respect to the directors and executive officers of the Company as of July 1, 1998.

NAME                   AGE              POSITION, TENURE AND EXPERIENCE
----                   ---              -------------------------------

Wayne R. Collignon     44               Mr.  Collignon  has been  the  Company's
                                        President  and Chief  Executive  Officer
                                        since  August  10,  1995 and a  Director
                                        since  August  31,  1995.   He  was  the
                                        Company's  General  Manager  from  June,
                                        1993    through    August   10,    1995.
                                        Previously,  he served as Vice President
                                        at All Makes Office  Furniture in Omaha,
                                        Nebraska   where  his   career   spanned
                                        nineteen years.

Dirk D. Anderson       34               Mr.  Anderson  has  been  the  Company's
                                        Chief Financial Officer since August 10,
                                        1995 and a Director since December, 1995. He was the Company's Controller from August, 1993 through August 10,
                                        1995. Previously,  he served as an Audit
                                        Manager at Semple & Cooper, PLC where his career spanned seven years.

Scott W. Ryan          52               Mr.  Ryan  has  been  a  Director  since
                                        December,   1995.   Mr.   Ryan   is  the
                                        President of S.W.  Ryan & Company,  Inc.
                                        which  is  a  securities  brokerage  and
                                        asset  management  firm  located in Bala
                                        Cynwyd,  Pennsylvania that he founded in
                                        1988.  Previously,  Mr.  Ryan  was  with
                                        other    securities    brokerage   firms
                                        including Walsh Greenwood & Co., Merrill
                                        Lynch and Goldman, Sachs & Co. Mr. Ryan is also a Board Member of NASD District
                                        #9.

Susan J. Zinga         50               Ms. Zinga has served as a Director since
                                        February,  1998.  Ms. Zinga is President
                                        and sole proprietor of Repeats 1 inc., a
                                        modular furniture design and sales firm.
                                        Prior to founding  Repeats 1, Ms.  Zinga
                                        served as General  Manager for a Haworth
                                        dealership  in  Colorado,  and as Design
                                        Department  Manager for All Makes Office
                                        Furniture   in  Omaha,   Nebraska.   Ms.
                                        Zinga's career in the office furniture industry spans over twenty-seven years.

BOARD MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         During the fiscal year ended March 31, 1998, the Board of Directors met five times. The Board of Directors has established an Audit Committee and a Compensation Committee. The Board does not have a Nominating Committee, and the entire Board is responsible for recommending nominees to serve on the Board.

         During the fiscal year ended March 31, 1998, the Board of Directors appointed Scott W. Ryan and Susan J. Zinga to the Audit Committee. The functions of the Audit Committee are to: receive reports with respect to loss contingencies, which may be legally required to be publicly disclosed through financial statement notation; annually review and examine those matters that relate to the financial audit of the Company; recommend to the Company's Board of Directors the selection, retention and termination of the Company's independent accountants; review the professional services, proposed fees and independence of such accountants; and provide for the periodic review and examination of management performance in selected aspects of corporate responsibility. The Audit Committee met once during the fiscal year ended March 31, 1998.

         During the fiscal year ended March 31, 1998, the Board of Directors appointed Scott W. Ryan and Susan J. Zinga to the Compensation Committee. The functions of the Compensation Committee are to review annually the performance of the Chief Executive Officer and President and of the other principal officers whose compensation is subject to the Committee's review and report thereon to the Company's Board of Directors. In addition, the Compensation Committee reviews the compensation of outside directors for their services on the Board of Directors and reports thereon to the Board of Directors. The Compensation Committee met once during the fiscal year ended March 31, 1998.

         During the fiscal year ended March 31, 1998, each incumbent director attended 75% or more of the aggregate of (i) the total number of meetings of the Board of Directors (held during the period for which such person was a director) and (ii) the total number of meetings held by all committees on which such director served (during the period for which such person was a director).

COMPENSATION OF DIRECTORS

         The Company provides for quarterly compensation to its non-employee directors of $1,250. In addition, the Company reimburses them for reasonable expenses incurred in attending meetings.

EXECUTIVE COMPENSATION

         The following table sets forth the compensation paid or accrued to the current Chief Executive Officer and Chief Financial Officer (Named Executive Officers) of the Company.

                           SUMMARY COMPENSATION TABLE

                           ANNUAL COMPENSATION            LONG-TERM COMPENSATION
                                                                  AWARDS
                     ---------------------------------    ----------------------
NAME AND PRINCIPAL                                         SECURITIES UNDERLYING
POSITION             YEAR ENDED      SALARY($)    BONUS($)      OPTIONS (#)
---------            ----------      ----------  --------- ---------------------

Wayne R. Collignon  March 31, 1998    $105,000     $47,185            0
CEO and President   March 31, 1997     105,000      14,281       83,334
                    March 31, 1996     105,000           0       16,666 (1)

Dirk D. Anderson    March 31, 1998    $ 75,000      $47,185           0
CFO                 March 31, 1997      75,000       14,281      83,334
                    March 31, 1996      75,000            0      16,666 (1)
------------------
(1) Restated to reflect 1-for-6 reverse split

OPTION GRANTS

         The Company has adopted a stock option plan; however, no options were granted during the fiscal year.

AGGREGATED OPTION EXERCISES AND FISCAL YEAR-END OPTION VALUES

         The following table sets forth information with respect to the number of unexercised options held by the Named Executive Officers on March 31, 1998. No options were exercised by the named Executive Officers during the fiscal year ended March 31, 1998.

    AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

                         NUMBER OF SECURITIES             VALUE OF UNEXERCISED
                        UNDERLYING UNEXERCISED                IN-THE-MONEY
                       OPTIONS AT FY-END(#) --            OPTIONS AT FY-END ($)
NAME                  EXERCISABLE/UNEXERCISABLE        EXERCISABLE/UNEXERCISABLE
----                  -------------------------        -------------------------
Wayne R. Collignon             100,000/0                          $231,300

Dirk D. Anderson               100,000/0                          $231,300

EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

         On August 10, 1996, the Company entered into employment agreements with Wayne Collignon and Dirk Anderson pursuant to which they serve as the Company's President and Chief Executive Officer, and Chief Financial Officer, respectively. Unless sooner terminated, the agreements continue through August 10, 1998, and are automatically extended for successive one year periods unless either the Board of Directors or named executive officer gives written notice to the other at least ninety days prior to the end of the initial or any renewal term of its or his intention not to renew. Under the agreements, Mr. Collignon receives a base annual salary of $105,000 and Mr. Anderson receives a base annual salary of $75,000. Increases to the named executive officers' base salaries and bonuses are at the discretion of the Company's Board of Directors. Both Mr. Collignon and Mr. Anderson are entitled to participate in all retirement and employee benefit plans that the Company may adopt for the benefit of its senior executives, and are entitled to a car allowance of $300 per month. The agreements also entitle the named executive officers to receive the options described above under the heading "Aggregated Option Exercises and Fiscal Year-End Option Values."

         Under the agreements, if the named executive officer's employment is terminated by reason of death, Disability or Retirement, upon expiration of the term of the agreement, by the Company for Cause or by the named executive officer without Good Reason (in each case as such terms are defined in the agreements), the Company shall: (i) pay the named executive officer any base salary which has accrued but has not been paid as of the termination date (the "Accrued Base Salary"); (ii) reimburse the named executive officer for expenses incurred by him prior to termination which are subject to reimbursement pursuant to applicable Company policies (the "Accrued Reimbursable Expenses"); (iii) provide to the named executive officer any accrued and vested benefits required to be provided by the terms of any Company-sponsored benefit plans (the "Accrued Benefits"); (iv) pay the named executive officer any discretionary bonus with respect to a prior fiscal year which has accrued and been earned but has not been paid (the "Accrued Bonus"); (v) permit the named executive officer to exercise all vested, unexercised stock options outstanding at the termination date; and (vi) to the extent permitted by the terms of the policies then in effect, give the named executive officer a right of first refusal to cause the transfer of the ownership of all key-man life insurance policies maintained by the Company on the named executive officer to the named executive officer at the named executive officer's expense (the "Right of First Refusal"). If the named executive officer's employment is terminated by the Company without Cause or by the named executive officer for Good Reason, the Company shall: (i) pay the named executive officer the Accrued Base Salary; (ii) pay the named executive officer the Accrued Reimbursable Expenses; (iii) pay the named executive officer the Accrued Benefits; (iv) pay the named executive officer the Accrued Bonus;
(v) pay the named executive officer the base salary, as and when it would have been paid had the termination not occurred, for a period of six months following the termination date; (vi) maintain in effect, until the first to occur of (a) his attainment of comparable benefits upon alternative employment or (b) six months following the termination date, the employee benefits in which he was entitled to participate immediately prior to such termination; (vii) permit the named executive officer to exercise all vested, unexercised stock options in accordance with the terms of the plans and agreements pursuant to which they were issued; and (viii) give the named executive officer the Right of First Refusal.

         On August 19, 1996, the Company amended the employment agreements to include compensation pursuant to a change in control. Under this agreement, if the named executive officer's employment is terminated by the Company subsequent to a Change of Control of the Company either by the new controlling party or by the executive for Good Reason, the named executive officer will receive a two-year consulting agreement at $100,000 per year in addition to the severance pay detailed above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors and officers, and persons who own more than 10% of the Company's equity securities, to file with the Securities and Exchange Commission ("SEC") initial reports of ownership and reports of changes in ownership of the Company's equity securities. Officers, directors and greater than 10% stockholders are required by SEC regulations to provide the Company with the copies of such reports furnished to the Company and written representations that no other reports were required. Based solely upon a review of such reports and representations, the Company believes that all
Section 16(a) filing requirements applicable to the Company's officers, directors and greater than 10% stockholders were timely satisfied during the fiscal year ended March 31, 1998.

                                  PROPOSAL TWO
          RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

         The Company's Board of Directors has selected, and is submitting to the Stockholders for ratification, the appointment of Semple & Cooper, PLC to serve as independent public accountants to audit the financial statements of the Company for the fiscal year ending March 31, 1999 and to perform other accounting services as may be requested by the Company. Semple & Cooper, PLC has acted as independent public accountants for the Company since its appointment effective March 28, 1996.

         The Company does not expect that representatives of Semple & Cooper, PLC will be present at the 1998 Annual Meeting. If present, however, they will have the opportunity to make a statement, and they will be available to respond to appropriate questions.

         Although it is not required to do so, the Board of Directors has submitted the selection of Semple & Cooper, PLC to the Stockholders for ratification.

          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" PROPOSAL TWO.

                                  OTHER MATTERS

         The Company's Board of Directors is not aware of any other business to be considered or acted upon at the Annual Meeting of the Stockholders other than those described above. If other business requiring a vote of the Stockholders is properly presented at the meeting, proxies will be voted in accordance with the judgment on such matters of the person or persons acting as proxy. If any matter not appropriate for action at the Annual Meeting should be presented, the holder of the proxies will vote against consideration thereof or action thereon.

                              STOCKHOLDER PROPOSALS

         The Company welcomes comments or suggestions from its Stockholders. If a Stockholder desires to have a proposal formally considered at the 1999 Annual Meeting of Stockholders, and evaluated by the Board for possible inclusion in the Proxy Statement for that meeting, the proposal (which must comply with the requirements of Rule 14a-8 promulgated under the Exchange Act) must be received in writing by the Secretary of the Company at the address set forth on the first page hereof on or before March 15, 1999.

                                  ANNUAL REPORT

         The Company's Annual Report to Stockholders and the Annual Report on Form 10-KSB, with audited financial statements, accompanies this Proxy Statement and was mailed this date to all Stockholders of record as of the Record Date. The Company will furnish to any Stockholder submitting a request, without charge, a copy of the Company's Annual Report on Form 10-KSB. Any exhibit to the Annual Report on Form 10-KSB will be furnished to any Stockholder of the Company. The fee for furnishing a copy of any exhibit will be 25 cents per page plus $3.00 for postage and handling.